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                                     UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                                 Washington, D.C. 20549

                                         FORM 8-K

                                 CURRENT REPORT
                        Pursuant to Section 13 or 15(d) of
                        the Securities Exchange Act of 1934

      Date of Report (date of earliest event reported): November 5, 1999

                          PIERCE INTERNATIONAL, INC.
               (Exact name of registrant as specified in its charter)


         Colorado                        33-17679-D             84-1067694
    (State or other jurisdiction of     (Commission        (I.R.S. Employer
     incorporation or organization)   File Number)        Identification No.)


     6746 South Revere Parkway, Suite 130, Englewood, Colorado  80112
     (Address of principal executive offices)                 (Zip Code)

      Registrant's telephone number, including area code (303) 792-0719

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Item 5.  Other Events.

      (a) A Special Meeting of Shareholders of the Company was held on November 5, 1999. At this meeting, the shareholders of the Company approved a proposal whereby the Company would sell all of its assets to Pierce Enterprises, Inc., a Colorado corporation, in exchange for an agreement by Pierce Enterprises, Inc. to assume all of the Company's outstanding debt obligations and indemnify the Company from any further liability associated with the same.

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      (b)   Effective  as of November 30, 1999, all  of  the
Company's assets were transferred to Pierce Enterprises, Inc. and Pierce Enterprises, Inc. assumed all of the Company's liabilities.


                                       SIGNATURES

  Pursuant to  the  requirements  of the Securities Exchange
Act of 1934, the
registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: December 10, 1999

                       PIERCE INTERNATIONAL, INC.

                       /s/ Pierce D. Parker
                      By:_________________________________
                        Pierce D. Parker
                        Chairman and Chief Executive Officer